UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2007

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AVENUE GROUP, INC.

(Exact name of Registrant as specified in its charter)

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Delaware	000-30543	90-0200077
(State or other jurisdiction of incorporation)	Commission File No.)	(IRS Employer Identification No.)

405 Lexington Avenue 26th Floor

New York, New York 10174

(Address of principal executive offices and zip code)

(888) 612-4188

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 8 – OTHER EVENTS

Item 8.01

Other Events

On September 25, 2007, Avenue Group, Inc. (the “Company”) issued a press release announcing that the Company’s subsidiary, Avenue Energy Israel Ltd., was issued a license by the Petroleum Commissioner of Israel with respect to the Heletz-Kokhav Field. A copy of this release is attached hereto as Exhibit 99.3.

The information contained in this Item 8.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(a)

Financial Statements of business acquired.

Not applicable

(b)

Pro forma financial information.

Not applicable

(c)

Shell company transactions.

Not applicable

(d)

Exhibits.

Exhibit No.	Description
99.3	Release, dated September 25, 2007, from Avenue Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September ___, 2007

AVENUE GROUP, INC.
(Registrant)

By:	/s/ LEVI MOCHKIN
Name:	Levi Mochkin
Title:	President, Chief Executive Officer, Chairman of the Board, and Director (Principal Executive, Financial, and Accounting Officer)

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